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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 2, 2005

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                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


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           Delaware                     0-22818              22-3240619
(State or other jurisdiction          (Commission         (I.R.S. Employer
      of incorporation)               File Number)       Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") of The Hain Celestial Group, Inc. (the "Company") has recommended that Mr. Irwin D. Simon, Chairman of the Board, President and Chief Executive Officer of the Company, receive, pursuant to the employment agreement between Mr. Simon and the Company, a cash bonus of $1 million for the Company's 2005 fiscal year and a base salary of $1.1 million for the fiscal year ending June 30, 2006. In addition, the Committee has determined that Mr. Ira J. Lamel, Executive Vice President and Chief Financial Officer of the Company, will receive a cash bonus for the Company's 2004 fiscal year of $75,000 (in addition to his previously-awarded cash bonus for that year of $100,000), a $300,000 cash bonus for the Company's 2005 fiscal year and a base salary of $460,000 for the fiscal year ending June 30, 2006. These conclusions were reached over the course of several meetings of the Committee in September and October of 2005. During this period, it was also determined that beginning with fiscal year 2006, each non-management director (other than those directors serving pursuant to the Company's contractual agreement with H.J. Heinz Company) will receive cash compensation equal to $6,250 each quarter. At a meeting of the Board on November 2, 2005, the Committee reported its recommendations and determinations regarding Messrs. Simon and Lamel and the Board accepted the Committee's report.


Safe Harbor Statement

     This Current Report on Form 8-K contains forward-looking statements within and constitutes a "Safe Harbor" statement under the Private Securities Litigation Act of 1995. Except for the historical information contained herein, the matters discussed in this filing are forward-looking statements that involve known and unknown risks and uncertainties, which could cause the Company's actual results to differ materially from those described in the forward-looking statements. These risks include but are not limited to general economic and business conditions; the ability to implement business and acquisition strategies, integrate acquisitions, and obtain financing for general corporate purposes; competition, retention of key personnel and compliance with government regulations and other risks detailed from time-to-time in the Company's reports filed with the Securities and Exchange Commission, including the report on Form 10-K/A for the fiscal year ended June 30, 2004. The forward-looking statements made in this filing are current as of the date of this filing, and the Company does not undertake any obligation to update forward-looking statements.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 4, 2005

                                   THE HAIN CELESTIAL GROUP, INC.
                                           (Registrant)


                                   By:   /s/ Ira J. Lamel
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                                         Name:   Ira J. Lamel
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer